UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 29, 2012
Entergy New Orleans, Inc.
(Exact name of registrant as specified in its charter)

Louisiana	0-05807	72-0273040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1600 Perdido Street, New Orleans, Louisiana		70112
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code		(504) 670-3700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 26, 2012, Entergy New Orleans, Inc. (the “Company”) entered into an Underwriting Agreement for the sale of $30,000,000 aggregate principal amount of its First Mortgage Bonds, 5.0% Series due December 1, 2052 (the “Bonds”).  The sale of the Bonds closed on November 29, 2012.  The Bonds were registered under the Securities Act of 1933, as amended, by means of the Company’s Post-Effective Amendment No. 2 to the automatic shelf Registration Statement on Form S-3 (File No. 333-169315-06), which became effective upon filing on March 4, 2011.
.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
4.02	Supplemental Indenture establishing the terms of the Bonds.
5.11	Opinion of Morgan, Lewis & Bockius LLP with respect to the Bonds.
5.12	Opinion of Dawn A. Balash, Senior Counsel – Corporate and Securities of Entergy Services, Inc., with respect to the Bonds.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy New Orleans, Inc.
(Registrant)
Date November 29, 2012
/s/ Steven C. McNeal
(Signature) Steven C. McNeal Vice President and Treasurer